                                                                  EXHIBIT 10.2.7


                            HERITAGE OPERATING, L.P.

                            FIFTH AMENDMENT AGREEMENT


         Re: Note Purchase Agreement dated as of June 25, 1996 Note Purchase Agreement dated as of November 19, 1997 Note Purchase Agreement dated as of August 10, 2000


                                                                     Dated as of
                                                               December 28, 2000

To each of the Holders named
     in Schedule 1 to this Fifth
     Amendment Agreement


Ladies and Gentlemen:

         Reference is made to

                  (i) the Note Purchase Agreement dated as of June 25, 1996 (the "Original 1996 Agreement"), among Heritage Operating, L.P., a Delaware limited partnership (the "Company") and the Purchasers named in the Purchaser Schedule attached thereto, as amended by a letter agreement (the "Letter Agreement") dated July 25, 1996, a First Amendment Agreement (the "First Amendment Agreement") dated as of October 15, 1998, a Second Amendment Agreement (the "Second Amendment Agreement") dated as of September 1, 1999, a Third Amendment Agreement (the "Third Amendment Agreement") dated as of May 31, 2000 and a Fourth Amendment Agreement dated as of August 10, 2000 (the "Fourth Amendment Agreement") (said Original 1996 Agreement, as amended by the Letter Agreement, the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement and the Fourth Amendment Agreement, being hereinafter referred to as the "Outstanding 1996 Agreement") under and pursuant to which the Company issued, and there are presently outstanding, $120,000,000 aggregate principal amount of its 8.55% Senior Secured Notes due 2011 (the "1996 Notes"); and


                  (ii) the Note Purchase Agreement dated as of November 19, 1997 (the "Original 1997 Agreement"), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, as amended by the First Amendment Agreement dated as of October 15, 1998, a Second Amendment Agreement (the "Second Amendment Agreement") dated as of September 1, 1999, a Third Amendment Agreement (the "Third Amendment Agreement") dated as of May 31, 2000 and a Fourth Amendment Agreement dated August 10, 2000 (the "Fourth Amendment Agreement") (said Original 1997 Agreement, as so amended by the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement and the Fourth Amendment

         Agreement, being hereinafter referred to as the "Amended Original 1997 Agreement"), under and pursuant to which the Company issued, and there are presently outstanding, $12,000,000 aggregate principal amount of its 7.17% Series A Senior Secured Notes due November 19, 2009 (the "Series A Notes") and $20,000,000 aggregate principal amount of its 7.26% Series B Senior Secured Notes due November 19, 2012 (the "Series B Notes"), as supplemented by the First Supplemental Note Purchase Agreement dated as of March 13, 1998 (the "First Supplemental Agreement") among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto, under and pursuant to which (a) the Company issued $5,000,000 aggregate principal amount of its 6.50% Series C Senior Secured Notes due March 13, 2007 (the "Series C Notes"), $4,285,714.29 of which are presently outstanding, and (b) the Company issued, and there are presently outstanding, (x) $5,000,000 aggregate principal amount of its 6.59% Series D Senior Secured Notes due March 13, 2010 (the "Series D Notes") and (y) $5,000,000 aggregate principal amount to its 6.67% Series E Senior Secured Notes due March 13, 2013 (the "Series E Notes") (the Amended Original 1997 Agreement as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the "Outstanding 1997 Agreement"); and

                  (iii) the Note Purchase Agreement dated as of August 10, 2000 (the "Outstanding 2000 Agreement"), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, under and pursuant to which the Company issued, and there are presently outstanding, (a) $16,000,000 aggregate principal amount of its 8.47% Series A Senior Secured Notes due August 15, 2007 (the "2000 Series A Notes"), (b) $32,000,000 aggregate principal amount of its 8.55% Series B Senior Secured Notes due August 15, 2010 (the "2000 Series B Notes"),
         (c) $27,000,000 aggregate principal amount of its 8.59% Series C Senior Secured Notes due August 15, 2010 (the "2000 Series C Notes"), (d) $58,000,000 aggregate principal amount of its 8.67% Series D Senior Secured Notes due August 15, 2012 (the "2000 Series D Notes"), (e) $7,000,000 aggregate principal amount of its 8.75% Series E Senior Secured Notes due August 15, 2015 (the "2000 Series E Notes") and (f) $40,000,000 aggregate principal amount of its 8.87% Series F Senior Secured Notes due August 15, 2020 (the "2000 Series F Notes").

         The Outstanding 1996 Agreement, the Outstanding 1997 Agreement and the Outstanding 2000 Agreement are hereinafter sometimes collectively referred to as the "Outstanding Agreements". The 1996 Notes, Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes, 2000 Series A Notes, 2000 Series B Notes, 2000 Series C Notes, 2000 Series D Notes, 2000 Series E Notes and 2000 Series F Notes are hereinafter sometimes collectively referred to as the "Outstanding Notes." Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Outstanding Agreements.

         The Company now desires to amend certain provisions of the Outstanding Agreements. You are the owner and holder of the Outstanding Notes set forth opposite your name on Schedule 1 hereto. The Company hereby requests that, from and after the satisfaction of each of the conditions to effectiveness set forth in Article II below, said amendments shall be deemed to have been given and said Outstanding Agreements shall be amended in the respects, but only in the respects, hereinafter set forth.


                                    ARTICLE I
                      AMENDMENTS TO OUTSTANDING AGREEMENTS

         I-A. Section 6B(ii) of each of the Outstanding Agreements is hereby amended by deleting the reference in clause (x) of each such Section to "$50,000,000" and inserting in lieu thereof a reference to "$65,000,000".

         I-B. Section 10B of each of the Outstanding Agreements is hereby amended by deleting the definition of "Revolving Working Capital Facility," contained therein and inserting in lieu thereof the following definition in the appropriate alphabetical position:

                  ""Revolving Working Capital Facility" shall mean the $65,000,000 revolving credit facility of the Company provided for in the Credit Agreement for working capital and other general partnership purposes not to exceed $65,000,000 aggregate principal amount at any time outstanding."


                                   ARTICLE II
                           CONDITIONS OF EFFECTIVENESS

         The effectiveness of this Fifth Amendment Agreement is subject to the satisfaction of the following conditions:

                  (a) the Required Holders under each of the Outstanding Agreements shall have consented to this Fifth Amendment Agreement as evidenced by their execution thereof; and

                  (b) the requisite percentage of lenders under the Credit Agreement (the "Lenders") shall have agreed to all amendments to the Credit Agreement necessary to effect this Fifth Amendment Agreement and a copy thereof shall have been provided to the holders of the Outstanding Notes. In the event the Company agrees that the Lenders or holders of any of the Outstanding Notes shall be granted any additional or more restrictive financial or negative covenants or events of default than the financial or negative covenants or events of default that are imposed on the Company under the Outstanding Agreements, as amended hereby, the Company agrees that the holders of all other Outstanding Notes shall also be granted such more restrictive covenants or events of defaults.


                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         In order to induce the holders of the Notes to enter into this Fifth Amendment Agreement, the Company represents and warrants that (a) no Default or Event of Default has occurred and is continuing; and (b) after giving effect to this Fifth Amendment Agreement, no Event of Default shall have occurred.

                                   ARTICLE IV
                                  MISCELLANEOUS

         IV-A. If the foregoing is acceptable to you, kindly note your acceptance in the space provided below and upon satisfaction of the conditions to effectiveness set forth in Article II above, your consent to this Fifth Amendment Agreement shall be deemed to have been given and the Outstanding Agreements shall be amended as set forth above.

         IV-B. This Fifth Amendment Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Fifth Amendment Agreement.

         IV-C. Except as amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Outstanding Agreements shall remain unaltered and in full force and effect and the Outstanding Agreements, as amended hereby, are in all respects agreed to, ratified and confirmed by the Company. The Company acknowledges and agrees that the granting of amendments herein shall not be construed as establishing a course of conduct on the part of the holders of the Outstanding Notes upon which the Company may rely at any time in the future.

         IV-D. Upon the effectiveness of this Fifth Amendment Agreement, each reference in each Outstanding Agreement and in other documents describing or referencing such Outstanding Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to such Outstanding Agreement, shall mean and be a referenced to such Outstanding Agreement as amended hereby.

                            [signature pages follow]

                                    Very truly yours,

                                    HERITAGE OPERATING, L.P.

                                    By: Heritage Holdings, Inc., General Partner


                                    By: ________________________________________


                                    Its: _______________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


JOHN HANCOCK LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________



JOHN HANCOCK VARIABLE LIFE INSURANCE
COMPANY

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


MELLON BANK, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust
(as directed by John Hancock Financial Services,
Inc.), and not in its individual capacity

By: ____________________________________


Its: ___________________________________



MELLON BANK, N.A., solely in its capacity as Trustee for the Long-Term Investment Trust
(as directed by John Hancock Financial Services,
Inc.), and not in its individual capacity

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

THE NORTHERN TRUST COMPANY, solely in
its capacity as Trustee of the Lucent Technologies Inc.
Master Pension Trust, and not in its individual capacity

By: John Hancock Life Insurance Company,
    as Investment Manager

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

By: David L. Babson & Company, Inc.
    its Investment Advisor

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PRINCIPAL LIFE INSURANCE COMPANY
(fka Principal Mutual Life Insurance Company)

By: Principal Capital Management, LLC,
    its authorized signatory

By: ____________________________________


Its: ___________________________________


By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NEW YORK LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________



NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION

By: New York Life Investment Management,
    its Investment Manager

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

KEYPORT LIFE INSURANCE COMPANY

By: Stein Roe & Farnham Incorporated, as Agent

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

J. ROMEO & CO.

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PACIFIC LIFE INSURANCE COMPANY
(formerly Pacific Mutual Life Insurance Company)

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________



PACIFIC LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PHOENIX HOME LIFE MUTUAL INSURANCE
COMPANY

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28. 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

RELIASTAR LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________



RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PROTECTIVE LIFE INSURANCE COMPANY
(f/k/a Wisconsin National Life Insurance Company)

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

COLUMBIA UNIVERSAL LIFE INSURANCE
COMPANY

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

ALLSTATE LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

JEFFERSON PILOT FINANCIAL INSURANCE
COMPANY
(fka Chubb Life Insurance Company of America)

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By: CIGNA Investments, Inc. (authorized agent)

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

LIFE INSURANCE COMPANY OF NORTH AMERICA
By: CIGNA Investments, Inc. (authorized agent)

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

CLARICA LIFE INSURANCE COMPANY-U.S.

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

GE EDISON LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

METROPOLITAN LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NATIONWIDE LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________




NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________




NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________




NATIONWIDE MUTUAL INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________

      The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


PRINCIPAL LIFE INSURANCE COMPANY
By: Principal Capital Management, LLC,
    a Delaware limited liability company,
    its authorized signatory

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

COMMERCIAL UNION LIFE INSURANCE COMPANY OF AMERICA, a Delaware corporation

By: Principal Capital Management, LLC,
    a Delaware limited liability company,
    its attorney-in-fact

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28, 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NORTHERN LIFE INSURANCE COMPANY

By: ____________________________________


Its: ___________________________________

         The foregoing Fifth Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of December 28 2000, and the undersigned hereby confirms that on December 28, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________



SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________



SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

By: ____________________________________


Its: ___________________________________



By: ____________________________________


Its: ___________________________________

                                   SCHEDULE 1

                                                                 PRINCIPAL AMOUNT AND
                                                                SERIES OF OUTSTANDING
          NAME OF HOLDER                                           NOTES HELD AS OF
       OF OUTSTANDING NOTES                                       DECEMBER 28, 2000
       --------------------                                     ---------------------
John Hancock Life Insurance Company                            $13,000,000 1996 Notes

John Hancock Life Insurance Company                             $8,000,000 1996 Notes

John Hancock Variable Life Insurance Company                    $1,000,000 1996 Notes

Mellon Bank, N.A., Trustee for the Long-Term Investment           $960,000 1996 Notes
   Trust (as directed by John Hancock Life Insurance Company)

The Northern Trust Company, as Trustee of the                   $2,040,000 1996 Notes
   Lucent Technologies, Inc. Master Pension Trust

Massachusetts Mutual Life Insurance Company                   $15,000,0000 1996 Notes

Principal Life Insurance Company (f/k/a                        $15,000,000 1996 Notes
   Principal Mutual Life Insurance Company)

New York Life Insurance Company                                $12,500,000 1996 Notes

Teachers Insurance and Annuity Association of America          $12,500,000 1996 Notes

Keyport Life Insurance Company                                $10,000,0000 1996 Notes

J. Romeo & Co.                                                 $3,500,0000 1996 Notes

J. Romeo & Co.                                                 $4,000,0000 1996 Notes

Pacific Life Insurance Company (f/k/a Pacific                   $5,500,000 1996 Notes
   Mutual Life Insurance Company)

Phoenix Home Life Mutual Insurance Company                      $5,000,000 1996 Notes

ReliaStar Life Insurance Company                                $5,000,000 1996 Notes

Columbia Universal Life Insurance Company                       $2,000,000 1996 Notes

                                                                 PRINCIPAL AMOUNT AND
                                                                SERIES OF OUTSTANDING
          NAME OF HOLDER                                           NOTES HELD AS OF
       OF OUTSTANDING NOTES                                       DECEMBER 28, 2000
       --------------------                                     ---------------------
Allstate Life Insurance Company                                 $2,000,000 1996 Notes

Protective Life Insurance Company (f/k/a                        $3,000,000 1996 Notes
   Wisconsin National Life Insurance Company)

Pacific Life Insurance Company                                 $12,000,000 Series A Notes

Pacific Life Insurance Company                                  $8,000,000 Series B Notes

New York Life Insurance Company                                 $5,000,000 Series B Notes

New York Life Insurance and Annuity Corporation                 $7,000,000 Series B Notes

Allstate Life Insurance Company                              $4,285,714.29 Series C Notes

Chubb Life Insurance Company of America                         $5,000,000 Series D Notes

J. Romeo & Co.                                                  $5,000,000 Series E Notes

Clarica Life Insurance Company-U.S.                             $3,000,000 Series 2000 A Notes

Nationwide Life Insurance Company                               $5,000,000 Series 2000 A Notes

Nationwide Life and Annuity Insurance Company                   $1,000,000 Series 2000 A Notes

Nationwide Mutual Fire Insurance Company                        $2,000,000 Series 2000 A Notes

Nationwide Mutual Insurance Company                             $2,000,000 Series 2000 A Notes

Sun Life Assurance Company of Canada                            $1,250,000 Series 2000 A Notes

Sun Life Insurance and Annuity Company of New York                $250,000 Series 2000 A Notes

CIG & Co. (on behalf of Connecticut General Life
   Insurance Company)                                           $1,000,000 Series 2000 B Notes

CIG & Co. (on behalf of Connecticut General Life
   Insurance Company)                                             $500,000 Series 2000 B Notes

CIG & Co. (on behalf of Connecticut General Life
   Insurance Company)                                           $3,500,000 Series 2000 B Notes

CUDD & Co.. (on behalf of The Guardian Life
   Insurance Company of America)                                $7,000,000 Series 2000 B Notes

MAC & Co. (on behalf of Pacific Life Insurance Company)        $15,000,000 Series 2000 B Notes

                                                                 PRINCIPAL AMOUNT AND
                                                                SERIES OF OUTSTANDING
          NAME OF HOLDER                                           NOTES HELD AS OF
       OF OUTSTANDING NOTES                                       DECEMBER 28, 2000
       --------------------                                     ---------------------
Reliastar Life Insurance Company                                $2,000,000 Series 2000 B Notes

Northern Life Insurance Company                                 $3,000,000 Series 2000 B Notes

SALKELD & Co.(on behalf of GE Edison Life
   Insurance Company)                                          $27,000,000 Series 2000 C Notes

CIG & Co. (on behalf of Connecticut General
   Life Insurance Company)                                      $3,300,000 Series 2000 D Notes

CIG & Co. (on behalf of Connecticut General
   Life Insurance Company)                                      $3,000,000 Series 2000 D Notes

CIG & Co. (on behalf of Life Insurance Company
  of North America)                                             $3,200,000 Series 2000 D Notes

CUDD & Co. (on behalf of The Guardian Life
   Insurance Company of America)                                $7,500,000 Series 2000 D Notes

Metropolitan Life Insurance Company                            $30,000,000 Series 2000 D Notes

Commercial Union Life Insurance Company of America              $2,000,000 Series 2000 D Notes

Principal Life Insurance Company                                $5,000,000 Series 2000 D Notes

ReliaStar Life Insurance Company of New York                    $2,000,000 Series 2000 D Notes

Northern Life Insurance Company                                 $2,000,000 Series 2000 D Notes

Principal Life Insurance Company                                $7,000,000 Series 2000 E Notes

John Hancock Life Insurance Company                            $25,000,000 Series 2000 F Notes

John Hancock Life Insurance Company                             $3,000,000 Series 2000 F Notes

John Hancock Variable Life Insurance Company                    $1,000,000 Series 2000 F Notes

Mellon Bank, N.A., Trustee for the Bell Atlantic
   Master Trust                                                 $2,000,000 Series 2000 F Notes

Mellon Bank, N.A. Trustee under the Long-Term
   Investment Trust dated October 1, 1996                       $2,000,000 Series 2000 F Notes

Sun Life Assurance Company of Canada (U.S.)                     $5,000,000 Series 2000 F Notes

Sun Life Assurance Company of Canada                            $2,000,000 Series 2000 F Notes
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